DATE SENSITIVE
                                RESPONSE REQUIRED





DATE


NAME
ADDRESS
ADDRESS


Dear  ________:

I am enclosing for your review three election forms related to your director compensation and benefits. Each is date sensitive, with the first item having the earliest deadline. A brief explanation of each follows.


FIXED  BENEFIT  OPTION  ELECTION.  RESPONSE  DUE  12/17/99.
                                   -----------------------
At the November Board meeting, an amendment to the Deferred Compensation Plan for Non-Management Directors was approved which, under certain circumstances, permits benefits under the Fixed Benefit Option to be paid in a lump sum rather than in the form of an annuity. To recap that amendment, the lump sum:

- must be elected no later than 12/17/99 to be effective with respect to a change in control and retirement within the next year; elections after that date will not be effective unless submitted at least one year prior to a change in control and termination from the Board;

-     is  available  only  upon  your  retirement  after  a change in control of
                                                   -----
Ralston  Purina;

- will be computed using a discount rate equal to the thirty-year U.S. Treasury bond yield published on (or, if applicable, first published after) the date of the change in control; and

- for those directors who are under age 70 at the time of retirement, will be calculated with no actuarial reduction in benefit.

November  30,  1999
Page  2



Additional  details  are  included in the election form attached to this letter.

CALENDAR  YEAR  2000  DEFERRALS.  RESPONSE  DUE  12/31/99.
                                  ------------------------
Under the Company's Deferred Compensation Plan for Non-Management Directors, you may defer all or any part of the fees and retainer you will earn in 2000 into the Equity Option and/or Variable Interest Options. Your request for deferral must be received by the Company on or before December 31, 1999.

Accordingly, enclosed are two copies of an Election Form relating to any fees and retainer which would be paid from January 1, 2000, through December 31, 2000. Please complete and return one copy to me. You may retain the other copy for your files. If you do not wish to defer, please mark the box indicating no deferral. Your earnings will then be paid in cash at the end of each month.

TRANSFERS  OF  PREVIOUS  DEFERRALS.  RESPONSE  DUE  1/31/00.
                                     -----------------------
You  may  elect  to  transfer  amounts  previously deferred in the Equity and/or
Variable Interest accounts, in accordance with Section 2.1(a) of the Plan. These transfers are available only with respect to amounts deferred for at least one year; are limited to transfers between the Equity Account and the Variable Interest Account; and do not apply to Company Matching Deferrals or to the Fixed Benefit Option. Your election to transfer will be effective February 1, 2000.

You may transfer deferrals among currently established accounts or from an established account to a new account. Subject to the limits described in the preceding paragraph, you may effect a transfer in the following manner: 1) transfer a specific dollar amount; 2) transfer a specific number of share equivalents; or 3) transfer a specific percentage of the account (5% to 100% of transferable amounts).

If you decide to transfer previous deferrals to or from an Equity Account, the market value of the stock on the date of transfer will be used. "Market Value" means the average of the closing prices of such stock as reported to the New York Stock Exchange-Composite Transactions during the ten trading days preceding the transfer date. Variable Interest Accounts earn interest based on the average daily prime rates as established by Morgan Guaranty Trust Company of New York. The current prime rate is 8.50%.

November  30,  1999
Page  3



If you would like to direct a transfer between your account(s), please complete and return one copy of the enclosed Deferral Transfer Form. You may retain the other copy for your files. Please note that only one transfer may be made per form. If you need additional forms, please call me.

Please fax the completed form(s) to (314) 982-1288, then mail the original in the enclosed self-addressed, stamped envelope. Please feel free to call me if you have any questions.

Very  truly  yours,





Enclosures

                                 DATE SENSITIVE
                                RESPONSE REQUIRED





DATE


NAME
ADDRESS
ADDRESS

Dear  _________:

I am enclosing for your review two election forms related to your director compensation and benefits. Each is date sensitive, with the first item having the earlier deadline. A brief explanation of each follows.

CALENDAR  YEAR  2000  DEFERRALS.  RESPONSE  DUE  12/31/99.
                                  ------------------------
Under the Company's Deferred Compensation Plan for Non-Management Directors, you may defer all or any part of the fees and retainer you will earn in 2000 into the Equity Option and/or Variable Interest Options. Your request for deferral must be received by the Company on or before December 31, 1999.

Accordingly, enclosed are two copies of an Election Form relating to any fees and retainer which would be paid from January 1, 2000, through December 31, 2000. Please complete and return one copy to me. You may retain the other copy for your files. If you do not wish to defer, please mark the box indicating no deferral. Your earnings will then be paid in cash at the end of each month.

TRANSFERS  OF  PREVIOUS  DEFERRALS.  RESPONSE  DUE  1/31/00.
                                     -----------------------
You  may  elect  to  transfer  amounts  previously deferred in the Equity and/or
Variable Interest accounts, in accordance with Section 2.1(a) of the Plan. These transfers are available only with respect to amounts deferred for at least one year; are limited to transfers between the Equity Account and the Variable Interest Account; and do not apply to Company Matching Deferrals or to the Fixed Benefit Option. Your election to transfer will be effective February 1, 2000.

You may transfer deferrals among currently established accounts or from an established account to a new account. Subject to the limits described in the preceding paragraph, you may effect a transfer in the following manner: 1) transfer a specific dollar amount; 2) transfer a specific number of share equivalents; or 3) transfer a specific percentage of the account (5% to 100% of transferable amounts).

November  30,  1999
Page  2



If you decide to transfer previous deferrals to or from an Equity Account, the market value of the stock on the date of transfer will be used. "Market Value" means the average of the closing prices of such stock as reported to the New York Stock Exchange-Composite Transactions during the ten trading days preceding the transfer date. Variable Interest Accounts earn interest based on the average daily prime rates as established by Morgan Guaranty Trust Company of New York. The current prime rate is 8.50%.

If you would like to direct a transfer between your account(s), please complete and return one copy of the enclosed Deferral Transfer Form. You may retain the other copy for your files. Please note that only one transfer may be made per form. If you need additional forms, please call me.

Please fax the completed form(s) to (314) 982-1288, then mail the original in the enclosed self-addressed, stamped envelope. Please feel free to call me if you have any questions.

Very  truly  yours,




Enclosures

TO:  SECRETARY
     RALSTON  PURINA  COMPANY
     CHECKERBOARD  SQUARE  -  9T
     ST.  LOUIS,  MO  63164


                                  ELECTION FORM

Regarding the Ralston Purina Company Deferred Compensation Plan for Non-Management Directors, please execute my request as follows with respect to any Director fees and retainer which may be payable to me through December 31, 2000:

[  ]     DEFERRAL  OF  FEES  AND  RETAINER  PAYABLE  THROUGH  DECEMBER 31, 2000.
         -----------------------------------------------------------------------
(All or a portion may be deferred.  Any part not deferred will be paid in cash.)

     As  to  any  such  fees  and  retainer  payable  (Fill in one blank only.):

          Defer  _____%;  OR

          Defer  all  up  to  $__________;  OR

          Defer  all  in  excess  of  $__________;  OR

          Defer  _____%  in  excess  of  $__________.

     As  to  the  amount  deferred,  allocate:
(100%  may  go  to  any  Account  or  be  divided  as  follows.)

          To  the  EQUITY  OPTION               _____%

          To  the  VARIABLE  INTEREST  OPTION          _____%

[  ]     NO  DEFERRAL.
         -------------
(Please check here only if you are not requesting any deferral above and wish to be paid in cash after the end of each month.)





DATE  SIGNED                         SIGNATURE


            PLEASE RETURN THIS FORM NO LATER THAN DECEMBER 31, 1999.

TO:  SECRETARY
     RALSTON  PURINA  COMPANY
     CHECKERBOARD  SQUARE  -  9T
     ST.  LOUIS,  MO  63164


                             DEFERRAL TRANSFER FORM

Please submit my request as follows with respect to amounts which are available for transfer in accordance with the Deferred Compensation Plan for Non-Management Directors.

CHECK  ONE  ITEM  EACH  BELOW:
------------------------------


TRANSFER:
---------

     ______  FROM  *EQUITY  ACCOUNT  TO  VARIABLE  INTEREST  ACCOUNT.
               *Excludes Company Matching Deferrals and amounts deferred less than one year

     ______  FROM  VARIABLE  INTEREST  ACCOUNT  TO  EQUITY  ACCOUNT


AMOUNT  TO  TRANSFER:
---------------------

               ($)  Dollars

               Share  Equivalents

               %  of  Account  (5%  to  100%)

                    TRANSFERS ARE EFFECTIVE FEBRUARY 1, 2000.
                 NO CHANGES MAY BE MADE AFTER JANUARY 31, 2000.




DATE  SIGNED                         SIGNATURE


             PLEASE RETURN THIS FORM NO LATER THAN JANUARY 31, 2000.

                         DEFERRED COMPENSATION PLAN FOR
                         ------------------------------
                            NON-MANAGEMENT DIRECTORS
                            ------------------------

                   FIXED BENEFIT OPTION ("FBO") ELECTION FORM
                   ------------------------------------------



PARTICIPANT  NAME  (PLEASE PRINT)                       SOCIAL SECURITY NUMBER

                                            SINGLE         MARRIED

ADDRESS                                         MARITAL STATUS


CITY                                        DATE


PARTICIPANT  SIGNATURE


This election option form allows you to elect to receive your FBO benefits under the Deferred Compensation Plan for Non-Management Directors in a lump sum distribution IN THE EVENT OF A CHANGE IN CONTROL OF THE COMPANY AND TERMINATION FROM THE BOARD OF DIRECTORS. Because of IRS rules, an election for a lump-sum distribution will be effective ONLY if: (i) SUCH ELECTION IS MADE BY DECEMBER 17, 1999 OR (ii) A LUMP SUM PAYMENT IS MADE AT LEAST ONE YEAR AFTER SUCH ELECTION IS IN PLACE. If neither of these requirements is satisfied, your FBO benefit will be paid in equal monthly installments over your lifetime, with a guarantee of 180 monthly installment payments. If you should die before your benefits start and before the occurrence of a Change in Control and termination from the Board, and an effective lump sum election is in place, your beneficiary will be entitled to a lump sum payment ONLY if a Change of Control occurs within 60 days of your death.

AN  ELECTION  FOR  A  LUMP  SUM  MAY  BE  CHANGED  AT  ANY TIME, BUT WILL NOT BE
EFFECTIVE  IF  MADE  LESS  THAN  ONE  YEAR  PRIOR  TO  A  CHANGE  IN  CONTROL.

1. I elect to receive my FBO benefits in the form of a lump sum payment upon the occurrence of a Change in Control and my termination from the Board of Directors. I UNDERSTAND THAT THE LUMP SUM PAYMENT OF MY FBO BENEFITS WILL BE COMPUTED USING A RATE EQUAL TO THE 30 YEAR TREASURY BOND YIELD IN EFFECT ON THE DATE OF THE CHANGE OF CONTROL. A lump-sum distribution can be made only if this form is returned by December 17, 1999 OR submitted at least one year prior to the occurrence of a Change in Control and termination from the Board.


2. I do not elect to receive my FBO benefits in the form of a lump sum payment upon the occurrence of a Change in Control and my termination from the Board of Directors.

THIS FORM APPLIES ONLY TO YOUR FBO BENEFITS UNDER THE RALSTON PURINA DEFERRED COMPENSATION PLAN FOR NON-MANAGEMENT DIRECTORSTHE DEFERRED COMPENSATION PLAN FOR NON-MANAGEMENT DIRECTORS IS A 'NON-QUALIFIED' PLAN AND THEREFORE BENEFIT PAYMENTS ARE NOT SUBJECT TO CERTAIN FAVORABLE TAX TREATMENT PROVIDED TO QUALIFIED PLAN PAYMENTS. PLEASE CONSULT YOUR TAX ADVISOR BEFORE COMPLETING.